Exhibit 10.3

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Louisiana Sales and Use Tax Provisional Sum Adjustment

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00016 DATE OF CHANGE ORDER: February 12, 2015

The Agreement between the Parties listed above is changed as follows:

1.
Parties agree this Change Order will decrease the Louisiana Sales and Use Tax Provisional Sum to reflect forecasted taxes paid. This is an interim adjustment and the provision will remain open in accordance with Article 2.4 of Schedule EE-2.

2.	The overall cost breakdown for this Change Order is detailed in Exhibit A and described as follows:

a.
The Previous Louisiana Sales and Use Tax Provisional Sum in Article 2.4 of Attachment EE of the Agreement was Seventy One Million, Five Hundred One Thousand, One Hundred Forty Two U.S. Dollars (U.S. $71,501,142). This Change Order will amend the previous value to *** U.S. Dollars (U.S. $***).

b.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $***. This Change Order will decrease the Aggregate Provisional Sum amount by $*** and the new value shall be $***.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$3,769,000,000
Net change by previously authorized Change Orders (#0001-00015)		$31,157,392
The Contract Price prior to this Change Order was		$3,800,157,392
The Contract Price will be decreased by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibits A and B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ JJ Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ JT Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Projects	Sr. Vice President
Title	Title
March 6, 2015	February 12, 2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Load Shedding Study and Scope Change

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00017 DATE OF CHANGE ORDER: February 24, 2015

The Agreement between the Parties listed above is changed as follows:

1.	Parties agreed Bechtel was to conduct a study and estimate for a Load Shedding System for Stage 2.

2.
Based on the study referenced above, Parties agree Bechtel will engineer, procure, and install a Load Shedding System in the GTG area. The GTG Load Shedding System will be installed in the Propane Substation (233N02 and 234N02) and the Utility Substation (235T00).

3.	Exhibit A of this Change Order depicts the Load Shedding Block Diagram.

4.	The overall cost breakdown for this Change Order is detailed in Exhibit B and described as follows:

a.
The Previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was Forty Four Million, Five Hundred Eighty Two Thousand, One Hundred and Eighty One U.S. Dollars ($44,582,181) and 382,842 hours. This Change Order will amend the previous value to *** U.S. Dollars ($***) and 382,874 hours.

b.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $***. This Change Order will increase the Aggregate Provisional Sum amount by $*** and the new value shall be $***.

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00016)	$24,493,392
The Contract Price prior to this Change Order was	$3,793,493,392
The Contract Price will be increased by this Change Order in the amount of	$814,989
The new Contract Price including this Change Order will be	$3,794,308,381

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibits B and C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
VP LNG Projects	Project Manager
Title	Title
March 10, 2015	February 24, 2015
Date of Signing	Date of Signing